Exhibit 10.1
EXECUTION VERSION

AMENDMENT NO. 4 AND WAIVER OF CREDIT AND SECURITY
AGREEMENT, dated as of August 29, 2024 (this “Amendment”), among CMFT Corporate Credit Securities, LLC, as borrower (the “Borrower”), CMFT Securities Investments, LLC, as Collateral Manager (the “Collateral Manager”), CMFT Securities Investments, LLC, as equityholder (the “Equityholder”), Citibank, N.A., as lender (the “Lender”), Citibank, N.A., as administrative agent (the “Administrative Agent”), Citibank, N.A., acting through its Agency & Trust division, as collateral agent (in such capacity, the “Collateral Agent”) and as collateral custodian (in such capacity, the “Custodian”), and Virtus Group, LP, as collateral administrator (in such capacity, the “Collateral Administrator”).
WHEREAS, the Borrower, the Collateral Manager, the Equityholder, the Lender and the other lenders from time to time parties thereto, the Administrative Agent, the Collateral Agent, the Custodian and the Collateral Administrator, are party to the Credit and Security Agreement, dated as of December 31, 2019 (as amended and waived from time to time prior o the date hereof, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, in connection with a sale of certain of the Collateral (the “Specified Sale”), the Borrower would like to reduce the Facility Amount to $18,000,000;
WHEREAS, the Specified Sale may result in one or more Defaults or Events of Default under Sections 6.01(d) and (e) of the Credit Agreement (collectively, the “Covenant Defaults”);
WHEREAS, the Borrower and the Collateral Manager have requested that the Administrative Agent and the Lender agree to waive (x) each Specified Default and (y) any other Default or Event of Default that may have occurred under the Credit Agreement solely as a result of the occurrence and continuance of the Specified Sale or a Covenant Default (such other Defaults or Events of Default, the “Specified Events of Default”);
WHEREAS, the parties hereto desire to waive (i) each Covenant Default , (ii) each Specified Event of Default and (iii) all requirements relating to the sale of Collateral Loans under Section 10.01 of the Credit Agreement with respect to the Specified Sale, in each case, in accordance with Section 12.01 of the Credit Agreement and subject to the terms and conditions and amendments set forth herein; and
WHEREAS, the Administrative Agent hereby authorizes and directs the Collateral Agent, the Custodian and the Collateral Administrator to execute this Amendment.
NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions
Terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement.

ARTICLE II
Amendment and Waiver of the Credit Agreement.
SECTION 2.1. The “Minimum Equity Amount” shall be amended by deleting “$15,000,000” and inserting “$5,000,000” in lieu thereof.
SECTION 2.2. Clause (a) of the definition of “Reinvestment Period” shall be amended by deleting “the date that is three (3) years after the Third Amendment Effective Date” and inserting “August 29, 2024” in lieu thereof.
SECTION 2.3. The Administrative Agent and Lender hereby (a) waive (i) each Covenant Default, (ii) each Specified Event of Default and (iii) all requirements relating the sale of Collateral Loans under Section 10.01 with respect to the Specified Sale, in each case, in accordance with Section 12.01 of the Credit Agreement and subject to the terms and conditions and amendments set forth herein and (b) consent to the Specified Sale.
SECTION 2.4. Notwithstanding anything contained in the Credit Agreement to the contrary, on the date hereof, the Borrower shall be permitted to make a Restricted Payment to the Equityholder in an amount equal to $80,486,311.66; provided that the Equityholder may apply a portion of such proceeds to purchase subordinated notes in connection with the securitization transaction contemplated in connection with the Specified Sale.

ARTICLE III
Representations and Warranties
SECTION 3.1. The Borrower hereby represents and warrants to each other party hereto that, as of the date first written above, (i) after giving effect to the amendments and waivers set forth in Article II above, no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Credit Agreement and the other Facility Documents are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE IV
Conditions Precedent

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SECTION 4.1. This Amendment shall become effective as of the date hereof upon (a) the execution and delivery of this Amendment by each party hereto and (b) the reduction of the Advances Outstanding to $18,000,000.

ARTICLE V

Miscellaneous
SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.
SECTION 5.2. Severability Clause. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
SECTION 5.3. Ratification. Except as expressly amended hereby, the Credit Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Credit Agreement for all purposes.
SECTION 5.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

CMFT CORPORATE CREDIT SECURITIES, LLC,
as Borrower
By    /s/ Nathan DeBacker
Name: Nathan DeBacker
Title:        Vice President, Chief Financial Officer and Treasurer

CMFT SECURITIES INVESTMENTS,
LLC, as Collateral Manager

By    /s/ Nathan DeBacker
Name:    Nathan DeBacker
Title:        Vice President, Chief Financial Officer and Treasurer

[Signature Page to Amendment and Waiver of Credit Agreement]

CITIBANK, N.A., as Administrative Agent and as a Lender

By:    /s/ Vincent Nocerino     Name: Vincent Nocerino
Title: Vice President

[Signature Page to Amendment and Waiver of Credit Agreement]

CMFT SECURITIES INVESTMENTS, LLC, as
the Equityholder

By    /s/ Nathan DeBacker
Name: Nathan DeBacker
Title:        Vice President, Chief Financial Officer and Treasurer

[Signature Page to Amendment and Waiver of Credit Agreement]

CITIBANK, N.A., (acting through its Agency & Trust division) as Custodian and as Collateral Agent

By: /s/ Veronica Rayo     Name: Veronica Rayo
Title: Senior Trust Officer

[Signature Page to Amendment and Waiver of Credit Agreement]

VIRTUS GROUP, LP, as Collateral Administrator

By: Rocket Partners Holdings, LLC, its General Partner

By: /s/ Paul Plank
Name: Paul Plank
Title: Authorized Signatory

[Signature Page to Amendment and Waiver of Credit Agreement]